UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2008

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13710 FNB Parkway Omaha, Nebraska	68154-5200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 21, 2008, TC PipeLines, L.P. issued a media advisory announcing that the Partnership will participate in the 2008 MLP Investor Conference in New York City on Thursday, May 22, 2008.  A copy of the media advisory is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 hereto are being furnished and are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not otherwise subject to the liabilities of that section.  Accordingly, the information in this Item 7.01 and Exhibit 99.1 hereto will not be incorporated by reference into any filing made by the Partnership under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

       (d)  Exhibits.

       99.1  Media Advisory dated May 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

By:	/s/ Donald J. DeGrandis
Donald J. DeGrandis
Corporate Secretary

Dated:  May 21, 2008